FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 21, 2003


                               FirstBank NW Corp.
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             (Exact name of registrant as specified in its charter)


          Washington                 0-22435                  84-1389562
  ---------------------------       ----------           -------------------
  State or other jurisdiction       Commission            (I.R.S. Employer
      of incorporation              File Number          Identification No.)



1300 16th Avenue, Clarkston, Washington                       99403
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number (including area code)  (509) 295-5100


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

      On November 21, 2003, FirstBank NW Corp. announced it will complete the repurchase of previously authorized shares and will initiate a 5% stock repurchase program as authorized by the Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibit 99.1 FirstBank NW Corp. press release dated November 21,
            2003.

                                      * * *


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    FIRSTBANK NW CORP.



Date: November 21, 2003             By:  /s/ CLYDE E. CONKLIN
                                         -------------------------------------
                                         Clyde E. Conklin
                                         President and Chief Executive Officer


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

                                  EXHIBIT 99.1

        Press Release for FirstBank NW Corp. dated November 21, 2003.




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